UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):          December 22, 2020

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road Suite 300 Bloomfield Hills, Michigan	48304-2324
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:          (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol	on which registered
Common Stock, $0.01 Par Value	TCO	New York Stock Exchange

6.5% Series J Cumulative Redeemable Preferred Stock, No Par Value	TCO PR J	New York Stock Exchange

6.25% Series K Cumulative Redeemable Preferred Stock, No Par Value	TCO PR K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     OTHER EVENTS.

As previously announced, on November 14, 2020, Taubman Centers, Inc., a Michigan corporation (“TCO” or the “Company”), The Taubman Realty Group Limited Partnership, a Delaware limited partnership (the “Taubman Operating Partnership” and, together with TCO, the “Taubman Parties”), Simon Property Group, Inc., a Delaware corporation (“Simon”), Simon Property Group, L.P., a Delaware limited partnership (the “Simon Operating Partnership”), Silver Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of the Simon Operating Partnership (“Merger Sub 1”), and Silver Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub 1 (“Merger Sub 2” and, together with Simon, the Simon Operating Partnership and Merger Sub 1, the “Simon Parties”), entered into an Amended and Restated Agreement and Plan of Merger (the “merger agreement”), amending and restating the Agreement and Plan of Merger by and among the Taubman Parties and the Simon Parties, dated February 9, 2020 (the “original merger agreement”).  Pursuant to the merger agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub 2 will be merged with and into the Taubman Operating Partnership (the “Partnership Merger”) and TCO will be merged with and into Merger Sub 1 (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”).  In connection with the merger agreement, on December 4, 2020, TCO filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

In connection with the original merger agreement and/or the merger agreement and the transactions contemplated thereby, two purported class action complaints are presently pending on behalf of TCO shareholders against the Taubman Parties and Simon Parties (in the case of one of the complaints) and members of TCO’s board of directors in the United States District Court for the District of Delaware and the Circuit Court for the 6th Judicial Circuit, Oakland County, of the State of Michigan.  The two complaints are captioned as follows: Post v. Taubman Centers, Inc., et al., No. 1:20-cv-00685-UNA (D. Del.) (the “Post Action”) and Elstein v. Taubman Centers, Inc., et al., No. 2020-185008-CB (Oakland County Cir. Ct.) (the “Elstein Action” and, together with the Post Action, the “Shareholder Actions”).  The Post Action alleges that the defendants named therein violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or were legally responsible for such alleged violations, because the proxy statement filed by TCO on May 29, 2020 allegedly omits or misstates certain material information.  The Elstein Action alleges that the defendants named therein breached their fiduciary duties to the putative class and TCO under Michigan law, including their duty to disclose all material facts in the Proxy Statement.  The Elstein action additionally asserts derivative claims for breach of fiduciary duty, including breach of a fiduciary obligation to cause TCO to completely disclose all material facts in the Proxy Statement so that plaintiff and TCO’s other public shareholders can make an informed decision whether to vote their shares in favor of the merger. A copy of the complaint in the Elstein action (the “Elstein Complaint”) is attached hereto as Exhibit 99.1. The Shareholder Actions seek, among other things, injunctive relief preventing the consummation of the Mergers, unspecified damages and attorneys’ fees.  Similar, earlier shareholder actions filed in connection with the original merger agreement were voluntarily dismissed.

TCO believes that no supplemental disclosures are required under applicable law.  However, TCO is making certain disclosures below that supplement and revise those contained in the Proxy Statement.  TCO denies that any of the defendants have committed or assisted others in committing any violations of law.  Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

The following supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety.  To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement.  Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.  For clarity, new text within restated paragraphs from the Proxy Statement are highlighted with bold, underlined text.

Supplemental Disclosures to the Proxy Statement Related to Shareholder Actions

The disclosure in the section entitled “Background of the Transaction” under the heading “Special Factors,” beginning on page 20 of the Proxy Statement is hereby amended by:

Amending and restating the final paragraph beginning on page 35 as follows:

During the go-shop period, Lazard contacted 18 potential counterparties, consisting of 4 strategic parties and 14 financial sponsor parties. The potential counterparties were selected based on, among other reasons, the perceived strategic fit of Taubman for such parties, the potential ability of such parties to consummate an acquisition involving a company the size of Taubman, and the perceived interest level of such parties in pursuing a potential acquisition of Taubman. None of these parties entered into a confidentiality agreement with Taubman or received non-public due diligence information about Taubman. In addition, none of these parties made an acquisition proposal with respect to Taubman. During the go-shop period, the Special Committee regularly held meetings with representatives of Lazard and Kirkland to discuss updates regarding the go-shop process.

Amending and restating the fourth paragraph on page 37 as follows:

On November 9, 2020, Paul Weiss sent a draft amendment to the original merger agreement to Kirkland and Wachtell Lipton. From November 9, 2020 until the execution of the merger agreement on November 14, 2020, the parties and their respective legal advisors exchanged numerous drafts of, and engaged in multiple discussions and negotiations (including discussions and negotiations involving Judge Rosen) concerning the terms of, the potential amendments to the original merger agreement. These discussions were focused on, among other things, the scope of the interim operating covenants, the conditions to closing and other provisions related to the conditionality of the transactions contemplated by the original merger agreement. The parties also discussed changing the governing law of the merger agreement to the laws of the State of Delaware and the exclusive forum for disputes related to the merger agreement to the Delaware Court of Chancery. During this period of time the parties also negotiated the potential amendments to the original JV agreement and the settlement agreement. The terms of the voting agreement are identical to those of the original voting agreement. From November 9, 2020 until the execution of the merger agreement on November 14, 2020, Kirkland engaged in numerous conversations with members of the Special Committee regarding the terms of the potential amendments to the original merger agreement.

The disclosure in the section entitled “Opinion of Financial Advisor to the Special Committee” under the heading “Special Factors,” beginning on page 46 of the Proxy Statement is hereby amended by:

Amending and restating the second paragraph under the heading “Miscellaneous” on page 53 as follows:

Lazard has not been engaged to provide financial advisory services to Simon or Taubman or an entity known by Lazard to be an affiliate of Simon or Taubman during the last two years.

The disclosure in the section entitled “Certain Unaudited Prospective Financial Information” under the heading “Special Factors,” beginning on page 63 of the Proxy Statement is hereby amended by:

Inserting a new footnote (9) to the table at the top of page 66 that reads as follows:

(9) Certain line items calculated in the November 2020 Projections were not calculated for the purposes of the January 2020 Projections.

The disclosure in the section entitled “Changes to the Original Merger Agreement Pursuant to the Merger Agreement” under the heading “The Merger Agreement,” beginning on page 88 of the Proxy Statement is hereby amended by:

Amending and restating the first paragraph under the heading “Changes to the Original Merger Agreement Pursuant to the Merger Agreement” as follows:

The original merger agreement was amended and restated pursuant to the merger agreement to, among other things, (i) reduce the common stock merger consideration to $43.00 from $52.50 in cash, in each case without interest and less any required withholding taxes, (ii) change the consideration that a minority partner of the Taubman operating partnership immediately prior to the effective time of the Partnership Merger may receive in the Partnership Merger into the right to receive, for each Taubman OP unit held, at the election of such minority partner, the common stock merger consideration or 0.5703 new Simon OP units instead of an election between the common stock merger consideration or 0.3814 new Simon OP units as provided in the original merger agreement (reflecting the revised purchase price and Simon’s stock price at the time the merger agreement was signed), (iii) narrow the conditions to the closing, including eliminating the condition that Taubman not have suffered a material adverse effect condition, and, with respect to Taubman and the Taubman operating partnership’s compliance with their obligations under the merger agreement and with respect to the accuracy of Taubman and the Taubman operating partnership’s representations and warranties such that any failure by Taubman, the Taubman operating partnership or any of their respective subsidiaries to comply with their obligations under the merger agreement or any inaccuracy of a representation or warranty of Taubman or the Taubman operating partnership that relates to matters that, as of the date of the merger agreement, were known by certain executive officers of Simon, had been alleged by the Simon parties in the merger litigation, or had been (A) included in Taubman’s SEC filings as of November 14, 2020 or (B) subject to certain exceptions, included in any materials or documents provided by Taubman or the Taubman operating partnership to the Simon parties or their representatives, are not to be taken into account for the purposes of determining whether the conditions to the Simon parties’ obligations to consummate the transactions contemplated by the merger agreement have been satisfied, (iv) provide that Taubman’s obligation to use commercially reasonable efforts to operate its business in the ordinary course does not prohibit Taubman from adopting certain measures in response to the COVID-19 pandemic, (v) prohibit Taubman and its subsidiaries from declaring any dividends or other distributions until the consummation of the mergers without the prior written consent of Simon, except for the declaration and payment by Taubman of dividends (A) required to be distributed pursuant to the limited partnership agreement of the Taubman operating partnership or to maintain Taubman’s status as a REIT and (B) pursuant to the terms of the Taubman Series J Preferred Stock and the Taubman Series K Preferred Stock, (vi) provide that both Taubman’s obligation to use commercially reasonable efforts to operate its business in the ordinary course and certain specific operating restrictions limiting Taubman and its subsidiaries’ activities will terminate if the Transactions contemplated by the merger agreement have not been consummated within six business days after the date on which the Taubman shareholder approval has been obtained because of the Simon parties’ willful breach of the merger agreement (such willful breach to include failure by the Simon parties to consummate the Transactions within one business day of the conditions to consummating the Transactions being satisfied), (vii) provide that if, at any time prior to the effective time of the REIT Merger, there is a claim brought by or against Taubman to enforce the obligations of Simon to consummate the Transactions, or for money damages for Simon’s failure to consummate the Transactions, or to excuse Simon’s obligation to consummate the Transactions, or to assert Simon’s right to terminate the merger agreement, the consideration to be paid in connection with the Transactions will be deemed to be $52.50 in cash, without interest and less any required withholding taxes, in the event that Simon has brought or pursued such claim, failed to consummate the Transactions in breach of the merger agreement or to comply with the merger agreement in such a manner as to frustrate a condition to closing of the merger agreement that forms a basis for a claim by Simon that it is not obligated to consummate the Transactions, or sought to terminate the merger agreement, in each case other than in good faith and (viii) change the governing law of the merger agreement from the laws of the State of Michigan to the laws of the State of Delaware (except to the extent that the corporate laws of the State of Michigan are mandatorily applicable) and change the exclusive forum for disputes related to the merger agreement to the Delaware Court of Chancery.

The disclosure in the section entitled “Compensation of the Special Committee” under the heading “Interests of Taubman’s Directors and Executive Officers in the Transactions,” beginning on page 68 of the Proxy Statement is hereby amended by:

Amending and restating the paragraph under the heading “Compensation of the Special Committee” on page 74 in its entirety as follows:

The Special Committee consists of four independent members of the Taubman Board, Mayree C. Clark, Michael J. Embler, Cia Buckley Marakovits and Myron Ullman III. It is expected that each member of the Special Committee will receive compensation of $125,000 for such member’s service on the Special Committee. These fees are not dependent on the closing of the Transactions or on the Special Committee’s or the Taubman Board’s approval of, or recommendations with respect to, the Transactions.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Elstein Complaint

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management’s current views with respect to future events and financial performance. Forward-looking statements can be identified by words such as “will”, “may”, “could”, “expect”, “anticipate”, “believes”, “intends”, “should”, “plans”, “estimates”, “approximate”, “guidance” and similar expressions in this Current Report on Form 8-K that predict or indicate future events and trends and that do not report historical matters. The forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof. Except as required by law, the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the amended and restated merger agreement; the inability to complete the proposed transaction due to the failure to obtain shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on the Company’s relationships with its tenants, operating results and business generally; general economic conditions, and other factors. Such factors include, but are not limited to: the COVID-19 pandemic and related challenges, risks and uncertainties which have had, and may continue to have, direct and indirect adverse impacts on the general economy, mall environment, tenants, customers, and employees, as well as mall and tenant operations (including the ability to remain open) and operating procedures, occupancy, anchor and mall tenant sales, sales-based rent, rent collection, leasing and negotiated rents, mall development and redevelopment activities and the fair value of assets (increasing the likelihood of future impairment charges); future economic performance, including stabilization and recovery from the impact of the COVID-19 pandemic; savings due to cost-cutting measures; payments of dividends and the sufficiency of cash to meet operational needs; changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the mall industry; challenges with department stores; changes in consumer shopping behavior, including accelerated trends resulting from the COVID-19 pandemic; the liquidity of real estate investments; changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the retail industry; challenges with department stores; changes in consumer shopping behavior; the liquidity of real estate investments; the Company’s ability to comply with debt covenants; the availability and terms of financings; changes in market rates of interest and foreign exchange rates for foreign currencies; changes in value of investments in foreign entities; the ability to hedge interest rate and currency risk; risks related to acquiring, developing, expanding, leasing and managing properties; competitors gaining economies of scale through M&A and consolidation activity; changes in value of investments in foreign entities; risks related to joint venture properties; insurance costs and coverage; security breaches that could impact the Company’s information technology, infrastructure or personal data; costs associated with response to technology breaches; the loss of key management personnel; shareholder activism costs and related diversion of management time; terrorist activities; maintaining the Company’s status as a real estate investment trust; changes in the laws of states, localities, and foreign jurisdictions that may increase taxes on the Company’s operations; and changes in global, national, regional and/or local economic and geopolitical climates.

You should review the Company’s filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of such risks and uncertainties.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction between the Company and Simon, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive Proxy Statement of the Company (the “Proxy Statement”) on December 4, 2020 and commenced mailing the Proxy Statement to its shareholders. This Current Report on Form 8-K is not intended to and does not constitute the solicitation of any proxy, vote or approval. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIMON, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at http://investors.taubman.com/investors or by contacting Erik Wright, Manager, Investor Relations at ewright@taubman.com or (248) 258-7390.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the solicitation of proxies from shareholders of the Company in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2020 Annual Meeting of Shareholders, which was filed with the SEC on July 2, 2020, and its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 27, 2020. These documents are available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2020	TAUBMAN CENTERS, INC.

	By:	/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer